UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 AMENDMENT NO. 1

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement


                            PALOMAR ENTERPRISES, INC.
                (Name of Registrant as Specified in its Charter)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED

(1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:

(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

(5)  TOTAL FEE PAID:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  AMOUNT PREVIOUSLY PAID:

(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

(3)  FILING PARTY:

(4)  DATE FILED:

                            PALOMAR ENTERPRISES, INC.
                     1802 NORTH CARSON STREET, NO. 212-2705
                         CARSON CITY, NEVADA 89701-1230
                            TELEPHONE (775) 887-0670

                                  July 5, 2003

To Our Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, June 2, 2003, that our board of directors has recommended, and that a majority of our stockholders intend to vote in favor of a resolution which will amend and restate our articles of incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 1,000,000,000, to further provide for 100,000,000 shares of preferred stock, and to provide for indemnification of our officers and directors as permitted by Nevada law. Our board of directors believes that our current capital structure and the other provisions of our articles of incorporation are inadequate for our present and future needs.

     We have two consenting stockholders, Steve Bonenberger, our president, chief executive officer, and director, and Brent Fouch, our chief operating officer, chief financial officer, treasurer, secretary, and director, who hold, in the aggregate, 12,000,000 shares of our common stock, and who will vote in favor of the proposed resolution. Messrs. Bonenberger and Fouch have the power to pass the proposed resolution without the concurrence of any of our other stockholders. On the record date, we had 23,454,857 shares of our common stock issued and outstanding. Messrs. Bonenberger and Fouch, who jointly own 51.16 percent of our issued and outstanding common stock, have a majority of the voting power of our stockholders.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement is being mailed on or about July 5, 2003 to all stockholders of record as of June 2, 2003.

     We appreciate your continued interest in Palomar Enterprises, Inc.

                                            Very truly yours,

                                            /s/ Steve Bonenberger

                                            Steve Bonenberger
                                            President

                            PALOMAR ENTERPRISES, INC.
                     1802 NORTH CARSON STREET, NO. 212-2705
                         CARSON CITY, NEVADA 89701-1230
                            TELEPHONE (775) 887-0670

                              INFORMATION STATEMENT

     This information statement is furnished to the holders of record at the close of business on June 2, 2003, the record date, of the outstanding common stock of Palomar Enterprises, Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that holders of the majority of the votes of our stock intend to take by written consent on July 25, 2003, to vote in favor of a resolution which will effect an amendment to our articles of incorporation by increasing our authorized common stock from 50,000,000 to 1,000,000,000 shares, to further authorize the creation of 100,000,000 shares of preferred stock, par value $0.001 per share, and to provide for indemnification of our officers and directors as permitted by Nevada law.

     Our principal executive office and mailing address is 1802 North Carson Street, No. 212-2705, Carson City, Nevada 89701-1230.

     This information statement will be sent on or about July 5, 2003 to our stockholders of record who do not sign the majority written consent described herein.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on June 2, 2003 as the record date for determining the stockholders entitled to notice of the above noted action. The approval of the proposed resolution requires the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date at the time the vote is taken. As of the record date, 23,454,857 shares of the common stock were issued and outstanding.

     The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Palomar Enterprises, Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding. The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock.

     The quorum necessary to conduct business of the stockholders consists of a majority of the outstanding shares of the common stock issued and outstanding as of the record date.

     We have two consenting stockholders, Steve Bonenberger, our president, chief executive officer, and director, and Brent Fouch, our chief operating officer, chief financial officer, treasurer, secretary, and director, who hold, in the aggregate, 12,000,000 shares of our common stock, and who will vote in favor of the proposed resolution. Pursuant to our bylaws and Nevada corporate law, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the action described herein. Information regarding the beneficial ownership of our common stock by management and the board of directors is noted below. Messrs. Bonenberger and Fouch, jointly, have the power to pass the proposed resolution without the concurrence of any of our other stockholders since they own 51.16 percent of our issued and outstanding shares of common stock.

     ACCORDINGLY, WE ARE NOT ASKING OUR STOCKHOLDERS FOR A PROXY AND STOCKHOLDERS ARE REQUESTED NOT TO SEND A PROXY.

DISTRIBUTION  AND  COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS'  RIGHT  OF  APPRAISAL

     No action will be taken in connection with the proposed amendment to our articles of incorporation by our board of directors or the voting stockholders for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                      SUMMARY OF THE PROPOSED RESOLUTION TO
                 AMEND AND RESTATE OUR ARTICLES OF INCORPORATION

     Our board of directors has adopted, subject to the approval of our stockholders, a resolution to amend and restate our articles of incorporation, a copy of which is attached hereto as Attachment A. The following description of
                                    ------------
the resolution is qualified by reference to the full text of the resolution.

     Our present capital structure authorizes 50,000,000 shares of common stock, par value $0.001 per share. The board of directors believes this capital structure is inadequate for our present and future needs. Therefore, the board has approved the amendments of our articles of incorporation, to increase the authorized number of shares of common stock from 50,000,000 shares to 1,000,000,000 shares, par value $0.001 per share, and to further authorize the creation of 100,000,000 shares of preferred stock, par value $0.001 per share. The proposed amendments also provide for indemnification of our officers and directors as permitted by Nevada law. The board believes this capital structure and other amendments to our articles of incorporation more appropriately reflects our present and future needs and recommends such amendment to our stockholders for adoption.

     Neither our existing articles of incorporation nor our bylaws contain any provisions which have a material anti-takeover effect, nor do we have plans to subsequently implement any measure which would have an anti-takeover effect.

     The following is a summary of the material matters relating to our common stock, our proposed preferred stock, and other matters after the adoption of the amendments to our articles of incorporation, which is attached to this information statement.

COMMON  STOCK

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Palomar Enterprises, Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding. The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendments would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

PREFERRED  STOCK

     Under the proposed amendment to our articles of incorporation, our board of directors will have the authority, without further action by our stockholders, to provide for the issuance of shares of our preferred stock in one or more series and to fix the number of shares, designations, preferences, powers and relative, participating, optional or other special rights and the qualifications or restrictions on such rights. The preferences, powers, rights and restrictions of different series of our preferred stock may vary with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, purchase funds, and other matters. The issuance of a series of our preferred stock could decrease the amount of earnings and assets available for distribution to holders of our common stock or affect adversely the rights and powers, including voting rights, of the holders of our common stock. Likewise, any such issuance may have the effect of delaying, deferring or preventing a change in control of Palomar Enterprises, Inc. As of the date of this information statement, our board has no plans to issue or to authorize the issuance of any preferred stock.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     Authorizing an additional 950,000,000 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The proposed increase in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Palomar Enterprises more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Palomar Enterprises.

     However, this proposal is not being made by us in response to any known accumulation of shares of threatened takeover. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected.

PURPOSE OF AUTHORIZING PREFERRED STOCK

     Authorizing the issuance of shares of preferred stock would give our board of directors the express authority, without further action of the stockholders, to issue preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The proposed issuance of the shares of preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Palomar Enterprises more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Palomar Enterprises. Specifically, the board is authorized to establish conversion and voting rights with respect to the preferred stock. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with the effect being that the stockholders of the preferred stock would have the ability to control the vote of our stockholders, even though they may own less that than a majority of our issued and outstanding common stock.

     Similarly, the issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the conversion of our preferred stock into shares of our common stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected.

     The preferred stock carries no preemptive rights to purchase additional shares.

     The proposal with respect to preferred stock is not being made by us in response to any known accumulation of shares of threatened takeover.

CERTAIN PROVISIONS OF OUR PROPOSED ARTICLES OF INCORPORATION AND CURRENT BYLAWS

     A number of provisions of our articles of incorporation as proposed to be amended and our current bylaws concern matters of corporate governance and the rights of our stockholders. Some of these provisions, as well as the ability of our board of directors to issue shares of our preferred stock and to set the voting rights, preferences, and other terms of our preferred stock, may be deemed to have an anti-takeover effect and discourage takeover attempts not first approved by our board of directors, including takeover attempts which some stockholders may deem to be in their best interests. To the extent takeover attempts are discouraged, temporary fluctuations in the market price of our common stock, which may result from actual or rumored takeover attempts, may be inhibited.

     Other provisions of our proposed articles of incorporation and our current bylaws, together with the ability of our board of directors to issue preferred stock without further stockholder action, could delay or frustrate the removal of incumbent directors or the assumption of control of our board of directors by our stockholders, even if the removal or assumption would be beneficial to our stockholders. Those provisions could discourage a merger, tender offer, or proxy contest, even if such action could be favorable to the interests of our stockholders, and could potentially depress the market price of our common stock. Our board of directors believes that these provisions are appropriate to protect the interests of Palomar Enterprises and all of our stockholders.

     Board of Directors. The business and affairs of Palomar Enterprises are managed under the direction of our board of directors, which currently consists of two members. The number of members on our board of directors is fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting our board of directors. Our board of directors may not have less than one member or more than 15 members.

     Except as otherwise provided by statute or by our bylaws, any vacancy in our board of directors caused by death, resignation, disqualification or any other cause other than removal by stockholders may be filled either by a majority vote of the remaining directors, though less than a quorum, or by our stockholders entitled to vote, by class or otherwise, thereon at the next annual meeting or at any special meeting called for the purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or at a special meeting of the stockholders entitled to vote thereon, by class or otherwise.

     Meetings of Stockholders. Our bylaws provide that a special meeting of our stockholders may only be called by:

-    Our president;

- The holders of a majority of the outstanding shares of our capital stock entitled to vote at the proposed special meeting; or

-    Our board of directors pursuant to a duly adopted resolution.

     Special stockholder meetings may not be called by any other person or in any other manner. Our bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at the special meeting. Our bylaws permit our stockholders to take an action by written consent on a matter, without a meeting, if authorized by a written consent of stockholders holding at least a majority of the voting power, unless Nevada law requires a greater proportion of voting power to authorize such action.

     The next annual meeting of our stockholders will be held in 2003, on a date and at a place and time designated by our board of directors.

LIMITATION  OF  LIABILITY

     Our proposed amended articles of incorporation provide that any director or officer shall not be personally liable to Palomar Enterprises or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer, unless:

- It is proven that his act or failure to act constituted a breach of his fiduciary duties and involved intentional misconduct, fraud, or a knowing violation of law; or

- Such person is a director liable under Section 78.300 of the Nevada Revised Statutes for the payment of an improper distribution by Palomar Enterprises to its stockholders.

     Indemnification. Our proposed amended articles of incorporation further provide that Palomar Enterprises shall indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by Palomar Enterprises or in its right, by reason of the fact that he is or was a director, officer, employee, or agent of Palomar Enterprises, or is or was serving at our request as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if:

- The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud, or a knowing violation of law; or

- The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

     Further, our proposed amended articles of incorporation permit Palomar Enterprises to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by Palomar Enterprises or in its right, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of Palomar Enterprises, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with defense or settlement of the action or suit, if:

- The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud or a knowing violation of law; or

- The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests.

     However, Palomar Enterprises is prohibited from indemnifying any person with respect to any action, suit, or proceeding by a court of competent jurisdiction, if he has been finally adjudged to be liable to Palomar Enterprises, unless, and only to the extent that, a court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnification in view of all the circumstances of the case.

     Our current bylaws contain similar indemnification and limitation of liability provisions. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling Palomar Enterprises under the indemnification provisions, or otherwise, we are aware that, in the opinion of the Securities and Exchange Commission, the indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

PERMITTED  COMBINATIONS

     Our proposed amended articles of incorporation expressly provide that we will not be governed by Nevada Revised Statutes 78.411 to 78.444, inclusive, which means that we are not subject to the restrictions contained in the NRS applicable to mergers and other forms of combinations with holders of 10 percent or more of our stock.

AMENDMENT  OF  BYLAWS

     Under our current and proposed amended articles of incorporation, our bylaws may be amended by our board of directors or by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of our capital stock then outstanding and entitled to vote, voting together as a single class.

     The proposed amendment and restatement of our articles of incorporation was approved by a vote of our directors on June 2, 2003.

VOTE  REQUIRED

     The affirmative vote of a majority of the total number of shares of our common stock is required to approve the resolution to amend and restate our articles of incorporation.

     The board of directors recommends a vote FOR approval of the resolution to amend and restate our articles of incorporation.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                                     COMMON STOCK BENEFICIALLY
                                                             OWNED (2)
                                                       -------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                 NUMBER    PERCENT
----------------------------------------               ----------  -------

Steve Bonenberger (3) . . . . . . . . . . . . . . . .   6,000,000    25.58
Brent Fouch (4) . . . . . . . . . . . . . . . . . . .   6,000,000    25.58
                                                       ----------  -------
  All directors and officers as a group (two persons)  12,000,000    51.16
                                                       ==========  =======
_______________
(1) Unless otherwise indicated, the address for each of these stockholders is c/o Palomar Enterprises, Inc. at 1802 North Carson Street, No. 212-2705, Carson City, Nevada 89701-1230. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date is 23,454,857.
(3) Mr. Bonenberger became our chief executive officer and director on May 16, 2003.
(4) Mr. Fouch became our chief operating officer, chief financial officer and director on May 16, 2003.

CHANGE  OF  CONTROL

     On May 12, 2003, Vic Schaefer resigned as a member of our board of directors. On May 13, 2003, Brad Reckert resigned as a member of our board of directors. On May 16, 2003, Jeffery Halbirt resigned as a member of our board of directors. Following those resignations, on May 16, 2003, the remaining director, Kim Moore, elected Steve Bonenberger to serve as our president and secretary, and Brent Fouch to serve as our treasurer. In connection with their appointments, Messrs. Bonenberger and Fouch both executed employment agreements with Palomar Enterprises. Pursuant to the employment agreements, Messrs. Bonenberger and Fouch were each employed for a period of one year, at compensation in the amount of $60,000 per person, due upon execution of their respective employment agreement. Messrs. Bonenberger and Fouch elected to accept shares of our restricted common stock in the amount of 6,000,000, each, in lieu of cash compensation. As a result of the issuance of the shares of our common stock to Messrs. Bonenberger and Fouch, they now own, in the aggregate, 51.16 percent of our issued and outstanding common stock.

     Additionally, as required by the employment agreements Messrs. Bonenberger and Fouch were elected as directors of Palomar Enterprises. Following their election, Kim Moore resigned as an officer and director of Palomar Enterprises.

     On May 16, 2003, Mr. Bonenberger was elected as our president and chief executive officer, and Brent Fouch was elected as our chief operating officer, chief financial officer, treasurer, and secretary. Consequently, as of the date hereof, Steve Bonenberger and Brent Fouch are our only officers and directors.

                      DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended December 31, 2002, and Financial Information from our Quarterly Report for the Period Ended March 31, 2003 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2002 and a copy of our Quarterly Report for the period ended March 31, 2003, which included lists briefly describing all the exhibits not contained therein. We will furnish the Annual Report and the Quarterly Report and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 1802 North Carson Street, No. 212-2705, Carson City, Nevada 89701-1230, and telephone (775) 887-0670.

                                       By Order of the Board of Directors,

                                       /s/ Steve Bonenberger

                                       Steve Bonenberger,
                                       President

                                                                    ATTACHMENT A

           RESOLUTION PROPOSING AMENDMENT TO ARTICLES OF INCORPORATION

     "WHEREAS, it is in the best interests of Palomar Enterprises, Inc., a Nevada corporation (the "Company"), that it amend its Articles of Incorporation as set out in the proposed Amended and Restated Articles of Incorporation described in Exhibit 1 attached hereto and incorporated herein by reference for
             ---------
all purposes; and

     RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized and directed to execute the Amended and Restated Articles of Incorporation and to take whatever steps which may be necessary and to execute all documents to effectuate the amendment approved herein."